Proprietary © Gentherm 2023 2023 First Quarter Results April 27, 2023 Exhibit 99.2

Forward-Looking Statement Proprietary © Gentherm 2023 Except for historical information contained herein, statements in this presentation are forward-looking statements that are made by Gentherm Incorporated (the “Company”) pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements that address future operating, financial or business performance or strategies or expectations are forward-looking statements. The forward-looking statements included in this presentation are made as of the date specified herein and are based on management's reasonable expectations and beliefs. In making these statements we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its strategies or expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. The forward-looking statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that expressed or implied by such statements. For a discussion of these risks and uncertainties and other factors, please see the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, including “Risk Factors.” In addition, the business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results.

Use of Non-GAAP Financial Measures* Proprietary © Gentherm 2023 In addition to the results reported herein in accordance with GAAP, the Company has provided here or may discuss on the related conference call Adjusted Operating Expense, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EPS, Free Cash Flow, Net Debt, organic revenue, revenue excluding acquired businesses and foreign currency translation, revenue excluding foreign currency translation, and gross margin rate excluding acquired businesses, pro forma product revenues and pro forma Adjusted EBITDA, each a non-GAAP financial measure. Starting in 2023, the Company is excluding the impact of non-cash stock-based compensation from its definition of Adjusted EBITDA and Adjusted EBITDA margin. References to Adjusted EBITDA and Adjusted EBITDA margin for prior periods have been recast to exclude the impact of non-cash stock-based compensation. See the Company’s earnings release dated April 27, 2023, for the definitions of each non-GAAP financial measure, information regarding why the Company utilizes such non-GAAP measures as supplemental measures of performance or liquidity, and their limitations, and for certain reconciliations of GAAP to non-GAAP historical financial measures. * See Appendix for certain reconciliations of GAAP to non-GAAP historical financial measures.

GENTHERM

Automotive Highlights

17

Vehicle launches with 9 OEMs





Multiple CCS® Launches

Cadillac XT3, Chevrolet Colorado, Silverado EV,
Hyundai Genesis G80, Lincoln Nautilus,
Great Wall Mecha Dragon EV, WEY Blue Mountain





Additional thermal content with several OEMs – foundation for scalable ClimateSense®





Delivered record revenue; outpacing light vehicle production growth* by over 800 basis points

*In our key markets of North America, Europe, China, Japan and Korea

Proprietary © Gentherm 2023 4

New Automotive Business Awards Proprietary © Gentherm 2023 5 Accelerating adoption of thermal comfort, lumbar and massage solutions with global OEMs $480M in awards in 1Q Steering Wheel Heater awards across 10 OEMs including hands-on-detection enabled heater award with Geely 16 Combined thermal comfort, lumbar and massage full system award with Jaguar Land Rover Multiple CCS® Awards from: BYD | GM | Great Wall | Honda | Subaru Breakthrough Lumbar and Massage award with General Motors Proprietary thin foil battery heater and thermal electric BTM awards with Mercedes Benz

Medical Highlights Proprietary © Gentherm 2023 6 Double digit revenue growth 13% Revenue up 13 percent year over year excluding the impact of foreign currency translation 35 new major hospital account expansion in China Replaced competitor products at University of Cincinnati Medical Center

Select Income Statement Data Proprietary © Gentherm 2023 7 2023 2022 Pro forma 2022 (1) Product Revenues $363,625 $267,657 $333,756   Automotive 352,692 257,864 323,963   Medical 10,933 9,793 Gross Margin 81,130 64,113 Gross Margin % 22.3% 24.0% Operating Expenses 63,456  49,923 Operating Income 17,674 14,190 Adjusted EBITDA 41,510 29,768 30,357 Adjusted EBITDA Margin 11.4% 11.1% 9.1% Diluted EPS - As Adjusted $0.49 $0.41 Three Months Ended March 31, (Dollars in thousands, except per share data) (1) Pro forma amounts include the results of Alfmeier as if the acquisition had occurred as of January 1, 2022.

Select Balance Sheet Data Proprietary © Gentherm 2023 8 March 31, 2023 December 31, 2022 Cash and Cash Equivalents $166,630 $153,891 Total Assets  1,268,746 1,239,300 Debt 234,554 235,096    Current 1,996 2,443    Non-Current 232,558 232,653 Revolving LOC Availability 266,444 264,904 Total Liquidity 433,074 418,795 (Dollars in thousands)

2023 Guidance Proprietary © Gentherm 2023 9 2022 A 2022 Pro forma(4) 2023 E Product Revenue (1)(2) $1.2B $1.3B $1.45B - $1.55B Adjusted EBITDA Margin (1)(2)(3) 11.4% 10.4% 11.5% – 13.5% Effective Tax Rate 36% 28% - 32% Capital Expenditures $40M $46M $60M - $70M Based on the current forecast of customer orders, inflation and pricing recovery, and light vehicle production in the Company’s key markets growing at a low single-digit rate in 2023 versus 2022. The 2023 guidance is based on a full year average exchange rate of $1.05/Euro. Starting in 2023, the company is excluding the impact of non-cash stock-based compensation in its calculation of Adjusted EBITDA Margin. Pro forma amounts include the results of Alfmeier as if the acquisition had occurred as of January 1, 2022. Unaudited pro forma information is provided for illustrative purposes only and should be read in conjunction with the consolidated financial statements to better facilitate the assessment and measurement of the Company's operating performance. Such information is not, and should not be assumed to be, an indication of the actual results of the combined company that would have been achieved or may be achieved in the future. Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income margin, such as foreign currency gains and losses, we are unable to reasonably estimate net income margin, the GAAP financial measure most directly comparable to Adjusted EBITDA margin. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA margin to net income margin with respect to the guidance provided.

Appendix Proprietary © Gentherm 2023

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin Proprietary © Gentherm 2023 11 (Dollars in thousands) 2023 2022 Net Income $7,963 $11,747 Add Back:      Income Tax Expense  3,728 4,295      Interest Expense, net 4,144 569      Depreciation and Amortization  13,445 9,487 Adjustments:      Restructuring Expenses  1,269 181      Unrealized Currency Loss (Gain) 5,865 (2,316)      Acquisition and Integration Expenses 1,632 3,214      Non-Automotive Electronics Inventory Charge 1,419 --      Non-Cash Stock-Based Compensation 2,095 2,789      Other (50) (198) Adjusted EBITDA  $41,510 $29,768 Product Revenues $363,625 $267,657 Net Income Margin 2.2% 4.4% Adjusted EBITDA Margin 11.4% 11.1% Three Months Ended March 31,

Reconciliation of Adjusted EPS Proprietary © Gentherm 2023 12 2023 2022 Diluted EPS - As Reported $0.24 $0.35 Acquisition and Integration Expenses 0.05 0.10 Non-Cash Purchase Accounting Impacts 0.06 0.05 Unrealized Currency Loss (Gain)  0.18 (0.07) Restructuring Expenses 0.04 0.01 Non-Automotive Electronics Inventory Charge 0.04 -- Other -- (0.01) Tax Effect of Above (0.11)   (0.02)  Rounding (0.01) -- Diluted EPS - As Adjusted $0.49 $0.41 Three Months Ended March 31,